UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2009


                         TRI CITY BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)


         Wisconsin                      0-9785             39-1158740
   ---------------------            -------------        ----------------
(State or other jurisdiction         (Commission         (IRS Employer
     of incorporation)                File Number)        Identification No.)

         6400 South 27th Street
         Oak Creek, Wisconsin                               53154
-----------------------------------------                  --------
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (414) 761-1610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02  Results of Operations and Financial Condition.

     On January 14, 2009, Tri City Bankshares Corporation issued the attached press release.

     The information in this Item 2.02 of Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits

           (d)  Exhibits

         Exhibit No.                         Description
         -----------            ------------------------------------
             99                 Press release of Tri City Bankshares
                                Corporation dated January 14, 2009





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 14, 2009                         TRI CITY BANKSHARES CORPORATION
      ---------------------
                                                By: /s/Thomas W. Vierthaler
                                                -------------------------------
                                                Thomas W. Vierthaler
                                                Vice President & Comptroller
                                                (Chief Accounting Officer)